Commitments and Contingencies	12 Months Ended
Jun. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
We have purchase commitments for materials and supplies as part of the ordinary conduct of business. A portion of the commitments are long-term and are based on minimum purchase requirements. Certain short-term raw material purchase commitments have a variable price component which is based on market pricing at the time of purchase. Due to the proprietary nature of some of our materials and processes, certain contracts may contain liquidated damage provisions for early termination. We do not believe that a significant amount of liquidated damages are reasonably likely to be incurred under these commitments, based upon historical experience and current expectations. Total future purchase commitments held by Coherent as of June 30, 2025 were $945 million in fiscal 2025 and $147 million thereafter.
Regulatory Matters
In January 2025, we received an inquiry from BIS concerning past product sales to Huawei; we are cooperating with BIS’s inquiry and conducting an internal review of those sales to determine what products are subject to EAR and consequently restricted for export, reexport, and transfer when Huawei is a party to the transaction. We have stopped shipping products to Huawei. We are in discussions with BIS regarding past product sales and cannot predict the outcome of those discussions. While we have received requests for additional information in this matter, we have not yet received any determination from BIS. In the event that we are found to have violated the EAR, we may be required to incur significant penalties and/or costs or expense as a result of the inquiry and to comply with, or remedy any violations of these regulations, but at this time, we are unable to determine an estimate or range of loss.